Exhibit 32.2

Certification of Chief Financial Officer of

Advance America, Cash Advance Centers, Inc.

Pursuant to 18 U.S.C. Section 1350

(Adopted by Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of Advance America, Cash Advance Centers, Inc. (the “Company”) for the quarter ended March 31, 2011, as filed with the Securities and Exchange Commission (the “Report”), I, J. Patrick O’Shaughnessy, President, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. PATRICK O’SHAUGHNESSY

J. Patrick O’Shaughnessy
President, Chief Executive Officer and Chief Financial Officer
(principal financial officer)

May 5, 2011